SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

July 31, 2014

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Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

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(Exact name of registrant as specified in its charter)

Delaware

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(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231

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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 31, 2014, Zion Oil & Gas, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the prospectus supplement dated as of March 27, 2014 and accompanying base prospectus dated March 27, 2014 (collectively, the “Prospectus”) relating to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan” or “DSPP”). The Prospectus forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-193336), as amended, which was declared effective by the SEC on March 27, 2014 (the “Registration Statement”).

The Company has executed a Transfer Agency and Registrar Services Agreement with the American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (“AST”), located at 6201 15th Avenue, Brooklyn, NY 11219, and has executed with AST a Warrant Agreement. Under the agreements, AST has been appointed as our sole Transfer Agent and registrar for the Company’s common stock and warrants and as our DSPP Plan Agent and for any such other securities as the Company may request, effective August 1, 2014.

Effective August 1, 2014, purchases under the Plan will be recorded as purchased on the same business day (the “Purchase Date”) if received before 12 noon (EST) on a business day. Payments for purchases received after 12 noon (EST) on a business day or on any weekend or holiday will be recorded as purchased on the next business day for the Purchase Date. Electronic bank payments are treated as received and recorded on the date of receipt of the funds.

The investor’s Plan account will be credited with the number of shares (including fractional shares, computed to three decimals) of the Company’s Common Stock that was purchased. The price at which shares will be deemed purchased and credited to the investor’s account will be at the average of the high and low sale prices of the Company’s publicly traded Common Stock as reported on the NASDAQ on the Purchase Date.

Electronic enrollment and payment procedures have expanded, in which AST can accept electronic enrollment and electronic bank payments in U.S. Dollars and international shareholders and investors can make payments in British Pounds, Euros, Swiss Francs, or Canadian Dollars for DSPP purchases through the Company as coordinated with AST. Funds received in foreign currency will be recorded by AST in US Dollars based upon the New York Closing Foreign Exchange Rate (5:00 p.m. EST) on the Purchase Date as published online in the Wall Street Journal, Market Data Center under Currencies.

The Company is filing the items included in Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, each of which relates to the above Registration Statement, for the purpose of incorporating such items as exhibits to the Registration Statement to replace the previously filed Exhibits 4.1 and 4.2 by Form 8-K on April 1, 2014 because of the change in the transfer agent from the Registrar and Transfer Company to AST.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Warrants included in the Units (new warrant agent)

4.2	Warrant Agreement effective as of August 1, 2014 between Zion Oil & Gas Inc., and American Stock Transfer & Trust Company, LLC, as Warrant Agent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: July 31, 2014	By:	/s/ Victor G. Carrillo
Victor G. Carrillo
President and Chief Operating Officer